iShares®

iShares Trust (the “Trust”)

Supplement dated June 5, 2015

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) for the

iShares® iBonds® Sep 2015 AMT-Free Muni Bond ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

On September 17, 2009, in connection with the establishment of the Fund as a fixed-maturity ETF, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. The last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be September 1, 2015. NYSE Arca will suspend trading in the Fund before the open of trading on September 2, 2015, and shares of the Fund will no longer be available for new investments as of this date. The liquidation of the Fund will be carried out on or about September 8, 2015. The Fund’s final net asset value, as calculated on September 1, 2015, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between September 2, 2015 and September 7, 2015, we cannot ensure that there will be a market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not being able to track the S&P AMT-Free Municipal Series 2005 IndexTM, and the Fund will hold cash and securities that may not be consistent with its investment objective and strategy. After September 1, 2015, shareholders that remain invested in the Fund will receive their pro rata share of the liquidation proceeds after September 8, 2015, subject to their brokerage firm’s processes. Shareholders wishing to sell their holdings prior to September 2, 2015 may incur the usual and customary brokerage commissions associated with the sale of Fund shares.

At the time the liquidation of the Fund is carried out, shares of the Fund will be individually redeemed. If you hold shares of the Fund after September 1, 2015, the Fund will redeem your shares for cash based on the net asset value as of close of business on September 1, 2015, which will include any dividends and distributions calculated as of that date.

The liquidation of the Fund will result in one or more taxable events for you, if you are subject to federal income tax. A sale or exchange of Fund shares prior to the termination will generally give rise to a capital gain or loss to you for federal income tax purposes and possibly state and local taxes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain.

Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your tax adviser.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

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